Reporting Person:  Arthur G. Altschul, Jr. (1)

Issuer Name and Ticker Symbol:  Valentis, Inc. (VLTS)

Date of Event Requiring Statement:  12/31/03

Joint Filer Information

Each of the following filers has designated Arthur G. Altschul, Jr. as the "Designated Filer" for purposes of the attached Form 4.

                  (i)      Diaz & Altschul Capital Management, LLC
                           950 Third Avenue
                           New York, NY 10022

                  (ii)     Diaz & Altschul Advisors, LLC
                           950 Third Avenue
                           New York, NY 10022

                  (iii)    Delta Opportunity Fund, Ltd.
                           950 Third Avenue
                           New York, NY 10022

                  (iv)     Reinaldo M. Diaz
                           950 Third Avenue
                           New York, NY 10022

                  (v)      Diaz & Altschul Management, LLC
                           950 Third Avenue
                               New York, NY 10022

                  (vi) Delta Opportunity Fund (Institutional), LLC 950 Third Avenue
                           New York, NY 10022









                                    DIAZ & ALTSCHUL CAPITAL MANAGEMENT, LLC

Date:  January 20, 2004                By:    /s/  Christopher S. Mooney
                                              ---------------------------------
                                              Name:   Christopher S. Mooney
                                              Title:  Chief Financial Officer



                                    DIAZ & ALTSCHUL ADVISORS, LLC

Date:  January 20, 2004                By:    /s/  Christopher S. Mooney
                                              ---------------------------------
                                              Name:   Christopher S. Mooney
                                              Title:  Chief Financial Officer


                                    DELTA OPPORTUNITY FUND, LTD.

                                  By:     DIAZ & ALTSCHUL ADVISORS, LLC
                                          as investment advisor

Date:  January 20, 2004                By:    /s/  Christopher S. Mooney
                                              ---------------------------------
                                              Name:   Christopher S. Mooney
                                              Title:  Chief Financial Officer


                                    MR. REINALDO M. DIAZ

Date:  January 20, 2004                 By:   /s/ Reinaldo M. Diaz
                                              ---------------------------------

                                    DIAZ & ALTSCHUL MANAGEMENT, LLC


Date:  January 20, 2004                By:    /s/  Christopher S. Mooney
                                              ---------------------------------
                                              Name:   Christopher S. Mooney
                                              Title:  Chief Financial Officer



Date:  January 20, 2004             DELTA OPPORTUNITY FUND (INSTITUTIONAL), LLC

                                  By:     DIAZ & ALTSCHUL MANAGEMENT, LLC

Date:  January 20, 2004                By:    /s/  Christopher S. Mooney
                                              -------------------------------
                                              Name:   Christopher S. Mooney
                                              Title:  Chief Financial Officer